CarrAmerica Realty Corporation and Subsidiaries
                               Second Quarter 1999
                            Supplemental Information

-------------------------------------------------------------------------------------------------------------------


         Condensed Consolidated Balance Sheets...........................................................1

         Condensed Consolidated Statements of Operations.................................................2

         Funds From Operations...........................................................................3

         Same Store Operating Property Results...........................................................4

         Statements of EBITDA ...........................................................................5

         Financial Ratios................................................................................6

         Share & Operating Partnership Unit Data.........................................................7

         Debt Capitalization Summary.....................................................................8

         Operating Property Supplemental Information:
             Current Summary of Portfolio of Operating Properties..................................9 to 12
             Lease Rollover Schedule....................................................................13

         Development Supplemental Information:
             1999 Development Activity by Market..................................................14 to 15
             1999 Development Activity by Estimated Construction Completion Date........................16
             Land Held for Future Development Summary...................................................17

         HQ Global Workplaces, Inc. and OmniOffices (UK) Limited Supplemental Information:
             Condensed Consolidated Balance Sheets......................................................18
             Condensed Consolidated Contribution to Funds From Operations...............................19
             Executive Suites Centers...................................................................20

                 CarrAmerica Realty Corporation and Subsidiaries
                      Condensed Consolidated Balance Sheets

-------------------------------------------------------------------------------------------------------------------


(In thousands)

                                                                            June 30,           December 31,
                                                                              1999                 1998
                                                                           -----------         ------------
                                                                           (Unaudited)
Assets
Rental Property                                                            $2,927,058          $2,993,569
   Less - accumulated depreciation                                           (287,053)           (262,458)
                                                                           ----------          ----------
      Net rental property                                                   2,640,005           2,731,111
                                                                           ----------          ----------

Land held for future development                                              120,846             119,141
Construction-in-progress                                                      264,935             347,294
Cash and cash equivalents - unrestricted                                       54,900              36,499
Cash and cash equivalents - restricted                                         29,065              48,640
Accrued straight-line rents                                                    40,776              39,273
Other assets - net                                                            486,995             471,526
                                                                           ----------          ----------
                                                                           $3,637,522          $3,793,484
                                                                           ==========          ==========

Liabilities and Stockholders' Equity
Liabilities:
   Revolving lines of credit                                               $  392,500          $  482,500
   Senior unsecured notes                                                     625,000             625,000
   Mortgages payable                                                          636,051             596,859
   Accounts payable and accrued expenses                                      183,347             181,459
                                                                           ----------          ----------
                                                                            1,836,898           1,885,818
                                                                           ----------          ----------

Minority interest                                                             103,807              93,264

Stockholders' equity:
   Preferred stock                                                                 95                  95
   Common stock                                                                   668                 718
   Additional paid in capital                                               1,816,466           1,926,057
   Foreign currency translation adjustment                                     (2,263)                463
   Cumulative dividends paid in excess of net income                         (118,149)           (112,931)
                                                                           ----------          ----------
                                                                            1,696,817           1,814,402
                                                                           ----------          ----------
                                                                           $3,637,522          $3,793,484
                                                                           ==========          ==========

                 CarrAmerica Realty Corporation and Subsidiaries
                 Condensed Consolidated Statements of Operations

---------------------------------------------------------------------------------------------------------------------

(Unaudited and in thousands, except per share amounts)

                                                                      Three Months Ended             Six Months Ended
                                                                           June 30,                       June 30,
                                                                  ----------------------------  ----------------------------
                                                                      1999            1998           1999           1998
                                                                      ----            ----           ----           ----
 Revenues:
    Rental income (1)                                                $119,238       $106,964       $240,696       $207,293
    Other real estate operating revenue:
       Real estate service income                                       4,947          3,524          8,847          6,514
       Executive suites revenue                                        56,208         34,661        105,307         50,309
    Gain on sale of assets, net of income taxes                        10,477            256         28,532         26,187
    Gain on settlement of treasury locks                                    -              -          4,489              -
    Interest and other income                                           2,426          3,004          5,236          4,775
                                                                     --------       --------       --------       --------
          Total revenues                                              193,296        148,409        393,107        295,078
                                                                     --------       --------       --------       --------

 Operating expenses:
    Property operating expenses:
       Operating expenses                                              30,808         24,977         60,112         48,191
       Real estate taxes                                               11,823          9,660         22,864         18,961
    Interest expense                                                   22,119         17,417         45,612         34,578
    Executive suites operating expenses                                51,478         29,567         95,594         43,441
    General and administrative                                          8,982          8,041         18,291         14,461
    Depreciation and amortization                                      33,231         26,236         63,633         49,879
                                                                     --------       --------       --------       --------
          Total operating expenses                                    158,441        115,898        306,106        209,511
                                                                     --------       --------       --------       --------

          Net income before income taxes and
             Minority interest                                         34,855         32,511         87,001         85,567
 Income taxes                                                               -              -           (252)             -
                                                                     --------       --------       --------       --------

          Net income before minority interest                          34,855         32,511         86,749         85,567
 Minority interest                                                     (4,449)        (2,404)       (10,168)       (10,951)
                                                                     --------       --------       --------       --------

          Net income                                                 $ 30,406       $ 30,107       $ 76,581       $ 74,616
                                                                     ========       ========       ========       ========

          Basic net income per common share                          $   0.32       $   0.30       $   0.86       $   0.87
                                                                     ========       ========       ========       ========

          Diluted net income per share                               $   0.32       $   0.30       $   0.85       $   0.87
                                                                     ========       ========       ========       ========


NOTES:
(1) Rental income includes $3,209 and $3,884 of accrued straight-line rents for the three month periods ended June 30, 1999 and 1998, respectively, and $5,654 and $7,246 of accrued straight-line rents for the six month periods ended June 30, 1999 and 1998, respectively.

                 CarrAmerica Realty Corporation and Subsidiaries
                              Funds From Operations

--------------------------------------------------------------------------------
         The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company calculates its FFO by combining the FFO from its real estate operations, calculated in accordance with NAREIT's definition of FFO, and the earnings before depreciation, amortization and deferred taxes ("EBDADT") of the Company's executive suites business, excluding operating losses from centers under development. The following table provides the calculation of the Company's FFO for the three and six month periods ended June 30, 1999 and 1998.


 (In thousands, except per share amounts)                              Three Months Ended             Six Months Ended
                                                                              June 30,                     June 30,
                                                                      ------------------------     -----------------------
                                                                         1999          1998          1999          1998
                                                                         ----          ----          ----          ----

 Net income before minority interest                                  $  34,855      $  32,511     $  86,749     $  85,567

 Adjustments to derive funds from operations:
     Add:
       Depreciation and amortization                                     33,185         25,869        62,798        48,924
       Losses associated with executive suites
        centers under development                                         3,134          1,049         7,472         1,542
       Deferred taxes                                                       (62)             -            65             -
     Deduct:
       Minority interests' (non Unitholders) share
        of depreciation, amortization and net income                       (236)           (84)         (284)         (194)
       Gain on settlement of treasury locks                                   -              -        (4,489)            -
       (Gain)/loss on sale of assets, net of income taxes               (10,477)           324       (28,532)      (25,607)
                                                                      ---------      ---------     ---------     ---------
 FFO before allocations to the minority Unitholders                      60,399         59,669       123,779       110,232
 Less:  FFO allocable to the minority Unitholders                        (4,372)        (4,183)       (8,538)       (7,888)
                                                                      ---------      ---------     ---------     ---------
 CarrAmerica Realty Corporation's FFO                                    56,027         55,486       115,241       102,344
 Less:  Preferred stock dividends                                        (8,838)        (8,879)      (17,583)      (17,670)
                                                                      ---------      ---------     ---------     ---------
 CarrAmerica Realty Corporation's FFO attributable
     to common shares                                                 $  47,189      $  46,607     $  97,658     $  84,674
                                                                      =========      =========     =========     =========
 Weighted average common shares outstanding:
     Basic                                                               66,779         70,722        68,927        65,839
                                                                      =========      =========     =========     =========
     Diluted                                                             74,353         78,229        76,398        72,888
                                                                      =========      =========     =========     =========





CarrAmerica Realty Corporation
   FFO attributed to common shares                                    $  47,189      $  46,607     $  97,658     $  84,674
 Series A Preferred share dividends                                         315            361           629           722
 Minority interest from convertible partnership Units                     4,372          4,183         8,538         7,888
                                                                      ---------      ---------     ---------     ---------
 Adjusted FFO attributable to common shares                           $  51,876      $  51,151      $106,825     $  93,284
                                                                      =========      =========     =========     =========

 Weighted average common shares outstanding                              66,778         70,722        68,927        65,389
 Weighted average conversion of Series A Preferred shares                   680            780           680           780
 Weighted average conversion of operating partnership Units               6,499          6,554         6,506         6,516
 Incremental options                                                        396            173           285           192
                                                                      ---------      ---------     ---------     ---------
 Adjusted weighted average common shares                                 74,353         78,229        76,398        72,877
                                                                      =========      =========     =========     =========

                 CarrAmerica Realty Corporation and Subsidiaries
                      Same Store Operating Property Results

-------------------------------------------------------------------------------------------------------------------

(In thousands)

                                             Three Months Ended           %         Six Months Ended June          %
                                                  June 30,              Change               30,                 Change
                                             --------------------       ------      ----------------------       ------

                                                1999        1998                       1999         1998
                                                ----        ----                       ----         ----

 Real Estate Operating Revenue               $ 92,349    $ 86,132         7.2%       $169,381     $160,650        5.4%

 Real Estate Operating Expenses               (30,815)    (29,750)        3.6%        (55,382)     (54,367)       1.9%
                                             --------    --------                    --------     --------

     Total Real Estate
        Operating Income                     $ 61,534    $ 56,382         9.1%       $113,999     $106,283        7.3%
                                             ========    ========                    ========     ========


 YTD Average Occupancy                           96.2%       95.5%                       96.0%        95.6%
                                             ========    ========                    ========     ========

 Same Store Square Footage                     17,010                                  15,755
                                             ========                                ========

                 CarrAmerica Realty Corporation and Subsidiaries
                              Statements of EBITDA

------------------------------------------------------------------------------------------------------------------------

(In thousands)
                                                                  Three Months Ended               Six Months Ended
                                                                        June 30,                       June 30,
                                                              --------------------------          -------------------
                                                                 1999            1998             1999           1998
                                                                 ----            ----             ----           ----

 Revenues:
      Rental Income                                            $ 119,238       $ 106,964        $ 240,696      $ 207,293
      Other real estate operating revenue:
        Real estate service income                                 4,947           3,524            8,847          6,514
        Executive suites revenue                                  56,208          34,661          105,307         50,309
      Other income (1)                                             2,426           3,004            5,236          4,775
                                                               ---------       ---------        ---------      ---------
            Total revenue                                        182,819         148,153          360,086        268,891
                                                               ---------       ---------        ---------      ---------

 Operating expenses:
      Property operating expenses:
        Operating expenses                                        30,808          24,977           60,112         48,191
        Real estate taxes                                         11,823           9,660           22,864         18,961
      Executive suites operating expenses                         51,478          29,567           95,594         43,441
      General and administrative                                   8,982           8,041           18,291         14,461
                                                               ---------       ---------        ---------      ---------
            Total operating expenses                             103,091          72,245          196,861        125,054
                                                               ---------       ---------        ---------      ---------
  EBITDA                                                       $  79,728       $  75,908        $ 163,225      $ 143,837
                                                               =========       =========        =========      =========


NOTES:
(1) Excludes gains on sales of assets and gain on settlement of treasury locks.

                 CarrAmerica Realty Corporation and Subsidiaries
                                Financial Ratios

-------------------------------------------------------------------------------------------------------------------


Financial Position Ratios:                                                            June 30,       December 31,
--------------------------                                                              1999             1998
                                                                                      --------       ------------


 Total Debt / Total Capitalization (Book Value)                                         47.9%           47.2%
 Total Debt / Total Capitalization (Market)                                             42.4%           42.6%





 Operating Ratios:                                        Three Months Ended              Six Months Ended
 -----------------                                             June 30,                       June 30,
                                                        ---------------------            -------------------

                                                        1999             1998            1999           1998
                                                        ----             ----            ----           ----

 Secured EBITDA / Total EBITDA                         35.5%             36.5%          33.8%           37.6%

 Interest Coverage (1)
     Excluding covering capitalized interest           3.60X             4.36X          3.58X           4.16X
     Covering capitalized interest                     2.62X             3.08X          2.63X           3.05X

 Fixed charge coverage
     Excluding covering capitalized interest           2.45X             2.59X          2.46X           2.46X
     Covering capitalized interest                     1.97X             2.08X          1.99X           2.03X



 Diluted FFO Payout Ratio (2)                          66.3%             70.5%          66.2%           72.3%

 G & A as a % of Revenue (3)                            7.1%              7.1%           7.2%            6.6%




 NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.

(2) Dividends paid per common share divided by diluted FFO per share.

(3) Excludes Executive Suites revenue, gains on sales of assets and gain on settlement of treasury locks.

                 CarrAmerica Realty Corporation and Subsidiaries
                    Share and Operating Partnership Unit Data

--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at June 30, 1999 and March 31, 1999, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the six month periods ended June 30, 1999 and 1998. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.



(In thousands)                                             CarrAmerica Realty
                                                           Corporation Series
                                     CarrAmerica Realty       A Convertible        Dividend Paying        Non-Dividend
                                     Corporation Common     Preferred Shares            Units             Paying Units
                                     Shares Outstanding      Outstanding (a)       Outstanding (b)         Outstanding
                                     --------------------  --------------------    ------------------   --------------------
Outstanding as of:
    June 30, 1999                           66,783                  680                  5,955                  540
    December 31, 1998                       71,760                  680                  5,978                  540
                                     ====================  ====================   ==================   ====================

Weighted average for the three
  months ended June 30:
    1999                                    68,778                  680                  5,959                  540
    1998                                    70,722                  780                  6,014                  540
                                     ====================  ====================   ==================   ====================

Weighted average for the
 six months ended June 30:
    1999                                    68,927                  680                  5,966                  540
    1998                                    65,389                  780                  5,976                  540
                                     ====================  ====================   ==================   ====================




  Notes:
  (a) Series A Preferred shares are convertible into common shares on a one-for-one basis.
  (b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
  (c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

              Series B       8,000,000 Shares
              Series C       6,000,000 Shares
              Series D       2,000,000 Shares

                 CarrAmerica Realty Corporation and Subsidiaries
                           Debt Capitalization Summary
                                  June 30, 1999

-------------------------------------------------------------------------------------------------------------------
($ In thousands)
 SECURED INDEBTEDNESS:
 Property                                                   Interest Rate     Principal Balance    Maturity Date
 --------                                                   -------------     -----------------    -------------
 1775 Pennsylvania Avenue                                      7.500%               $6,056           08/28/99
 Quorum Place                                                  6.990                 7,509           11/15/00
 Warner Center                                                 7.400                26,000           12/01/00
 Presidential Circle                                           7.140                22,769           03/01/01
 Bannockburn I & II                                            9.520                19,081           08/31/01
 Quorum North                                                  8.270                 6,516           12/10/01
 Valley Business Park I & II     }
 Valley Office Centre            }
 Valley Centre II                }                             8.250                41,557           12/10/01
 Rincon Centre                   }
 3745 North First Street         }
 Sunnyvale Technology Center        }
 Citymark Tower                     }                          8.900                34,851           06/01/02
 Hacienda West                      }
 Jaycor                                                        8.960                12,504           02/01/03
 Parkway North I                                               6.920                29,250           12/01/03
 Canyon Park Commons                                           9.130                 5,513           12/01/04
 US West                                                       7.920                50,803           12/01/05
 Redmond East                                                  8.380                27,173           01/01/06
 Century Springs West            }
 Glenridge                       }
 Midori                          }                             7.200                20,493           01/01/06
 Lakewood                        }
 Parkwood                        }
 Concord Place                                                 7.750                 7,579           01/01/06
 Wateridge Pavilion                                            8.250                 3,455           11/01/06
 Wasatch Corporate Center                                      8.150                12,558           01/02/07
 2600 W. Olive                                                 6.750                19,152           01/01/09
 Palomar Oaks                                                  8.850                10,019           04/01/09
 1255 23rd Street                }
 International Square            }
       1850 K Street             }                             8.120                38,300           04/01/09
       1825 Eye Street           }                             8.120               183,700           04/01/09
       1875 Eye Street           }
 1730 Pennsylvania Avenue        }
 International Square Land       }
 International Square Land       }
 South Coast Executive Center                                  7.130                15,000           06/10/09
 Sorenson Research Park                                        7.750                 2,554           07/01/11
 995 Benecia Avenue                                            8.500                   891           08/01/11
 Sorenson Research Park                                        8.880                 1,628           05/01/17
 1747 Pennsylvania Avenue                                      9.500                14,920           07/10/17
 900 19th Street                                               8.250                16,220           07/15/19
                                                               -----             ---------
          Total Secured Indebtedness                           8.050%            $ 636,051
                                                               =====             =========

 UNSECURED INDEBTEDNESS:
 Senior Unsecured Notes                                        7.200%           $  150,000           07/01/04
 Senior Unsecured Notes                                        6.625               100,000           03/01/05
 Senior Unsecured Notes                                        7.375               125,000           07/01/07
 Senior Unsecured Notes                                        6.875               100,000           03/01/08
 Senior Unsecured Notes                                        6.625               150,000           10/01/00
 Unsecured Line of Credit - CarrAmerica Realty           LIBOR + 90 bps            267,000           08/26/01
     Corporation
 Unsecured Line of Credit - OmniOffices, Inc.            LIBOR + 90 bps            125,500           08/26/01
                                                                                ----------
          Total Unsecured Indebtedness                                          $1,017,500
                                                                                ==========

                 CarrAmerica Realty Corporation and Subsidiaries
                Current Summary of Portfolio Operating Properties
                                  June 30, 1999

-------------------------------------------------------------------------------------------------------------------

The following table sets forth certain information about each operating property owned by the Company as of June 30, 1999:

                                                Company's         Net                                  Percentage
                                                Effective       Rentable                   Number       of Total
                                                Property          Area         Percent       of          Square
Property                                        Ownership   (square feet)(1)  Leased(2)   Buildings       Feet
--------                                        ---------   ----------------  ---------   ---------   -----------
Consolidated Properties

SOUTHEAST REGION
Downtown Washington, D.C.:
   International Square                          100.0%        1,014,537         91.8%      3
   1730 Pennsylvania Avenue                      100.0           229,292         99.3       1
   2550 M Street                                 100.0           187,931        100.0       1
   1775 Pennsylvania Avenue (3)                  100.0           143,981         98.8       1
   900 19th Street                               100.0           101,215        100.0       1
   1747 Pennsylvania Avenue                       89.7(4)        151,778         99.6       1
   1255 23rd Street                               75.0(5)        305,528         88.2       1
Suburban Washington, D.C.:
   One Rock Spring Plaza (3)                     100.0           205,298        100.0       1
   Reston Crossing East & West                   100.0           304,086        100.0       2
   Sunrise Corporate Center                      100.0           260,253        100.0       3
   Parkway One                                   100.0            87,842        100.0       1
Atlanta, GA:
   Glenridge                                     100.0            64,052         52.2       1
   Century Springs West                          100.0            94,893         98.0       1
   Holcomb Place                                 100.0            72,824         96.1       1
   Midori                                        100.0            99,900         99.6       1
   Parkwood                                      100.0           151,296         94.9       1
   Lakewood                                      100.0            80,338         70.2       1
   The Summit                                    100.0           179,085         90.9       1
   2400 Lake Park                                100.0           100,491         91.1       1
   680 Engineering Drive                         100.0            62,154        100.0       1
   Embassy Row                                   100.0           465,674         90.6       3
   Waterford Center                              100.0            82,161         93.8       1
   Spalding Ridge                                100.0           128,233         96.8       1
   Embassy 500-Land                              100.0            75,711        100.0       1
Boca Raton, FL:
   Peninsula Plaza                               100.0           162,303         91.1       1
   Presidential Circle                           100.0           279,495         89.7       1
   Peninsula Executive Center I                  100.0           100,626        100.0       1
                                                               ---------        -----      --
     Southeast Region Subtotal                                 5,190,977         94.6%     34         24.1%


PACIFIC REGION
Southern California,
Orange County/Los Angeles:
   Scenic Business Park                          100.0           139,012        100.0       4
   Harbor Corporate Park                         100.0           144,153         96.7       4
   Plaza PacifiCare                              100.0           104,377        100.0       1
   Katella Corporate Center                      100.0            80,204         91.1       1
   Warner Center                                 100.0           343,769         98.6      12
   South Coast Executive Center                  100.0           161,310         92.4       2
   Warner Premier                                100.0            61,553        100.0       1
   Westlake Corporate Center                     100.0            73,069         88.0       2
   Von Karman                                    100.0           103,713        100.0       1
   2600 W. Olive                                 100.0           146,018        100.0       1
   Bay Technology Center                         100.0           107,481        100.0       2
   Alton Deere Plaza                             100.0           182,146         95.9       6


                 CarrAmerica Realty Corporation and Subsidiaries
                Current Summary of Portfolio Operating Properties
                                  June 30, 1999

-------------------------------------------------------------------------------------------------------------------

                                                Company's         Net                                  Percentage
                                                Effective       Rentable                   Number       of Total
                                                Property          Area         Percent       of          Square
Property                                        Ownership   (square feet)(1)  Leased(2)   Buildings       Feet
--------                                        ---------   ----------------  ---------   ---------   -----------
Southern California,
San Diego:
   Del Mar Corporate Plaza                       100.0%          123,142        100.0%      2
   Wateridge Pavilion                            100.0            62,194        100.0       1
   Towne Center Technology Park I & II           100.0           103,918        100.0       2
   Palomar Oaks Technology Park                  100.0           170,358        100.0       6
   Jaycor                                        100.0           105,358        100.0       1
   Lightspan                                     100.0            64,800        100.0       1
Northern California,
San Francisco Bay Area:
   CarrAmerica Corporate Center                  100.0         1,001,976         98.1       6
   Rio Robles                                    100.0           368,178        100.0       7
   Valley Business Park II                       100.0           166,928         98.7       6
   Bayshore Centre II                            100.0            94,874        100.0       1
   Rincon Centre                                 100.0           201,178         98.9       3
   Valley Centre II                              100.0           212,082        100.0       4
   Valley Office Centre                          100.0            68,738        100.0       2
   Valley Centre                                 100.0           102,291         87.2       2
   Valley Business Park I                        100.0            67,784        100.0       2
   3745 North First Street                       100.0            67,582        100.0       1
   3571 North First Street                       100.0           116,000        100.0       1
   North San Jose Technology Park                100.0           297,038        100.0       4
   150 River Oaks                                100.0           100,024        100.0       1
   San Mateo I                                   100.0            70,000        100.0       1
   San Mateo II and III                          100.0           141,404         99.1       2
   Hacienda West                                 100.0           204,047         98.5       2
   Sunnyvale Technology Centre                   100.0           165,520        100.0       5
   Baytech Business Park                         100.0           300,000        100.0       4
   Golden Gateway Commons                        100.0           270,395         85.9       3
   Techmart Commerce Center                      100.0           259,656         97.9       1
   995 Benecia Avenue                            100.0            36,344        100.0       1
   Oakmead West A-G                              100.0           425,981        100.0       7
   Santa Clara Technology Park                   100.0           178,132        100.0       3
   Valley Technology Center 4 & 5                100.0           132,700        100.0       2
   Freemont Technology Park 3                    100.0            54,153        100.0       1
   Clarify Corporate Center 2,3                  100.0           193,536        100.0       3
Portland, OR:
   RadiSys Corporate Headquarters                100.0            80,525        100.0       1
   RadiSys II                                    100.0            45,655        100.0       1
Seattle, WA:
   Redmond East                                  100.0           396,497         95.8      10
   Willow Creek                                  100.0            96,179        100.0       1
   Canyon Park Business Center                   100.0           285,428        100.0       6
   Canyon Park Commons                           100.0            95,290        100.0       1
   Willow Creek Corporate Center                 100.0           278,509        100.0       5
   Redmond Hilltop B & C                         100.0            90,880        100.0       2
   Canyon Park Commons 1 & 2                     100.0           110,398        100.0       2
                                                                 -------        -----       -

     Pacific Region Subtotal                                   9,052,477         98.1%    154           42.0%


                 CarrAmerica Realty Corporation and Subsidiaries
                Current Summary of Portfolio Operating Properties
                                  June 30, 1999

-------------------------------------------------------------------------------------------------------------------

                                                Company's         Net                                  Percentage
                                                Effective       Rentable                   Number       of Total
                                                Property          Area         Percent       of          Square
Property                                        Ownership   (square feet)(1)  Leased(2)   Buildings       Feet
--------                                        ---------   ----------------  ---------   ---------   -----------

CENTRAL REGION
Austin, TX:
   Great Hills Plaza                             100.0%          135,333        100.0%     1
   Balcones Center                               100.0            74,978         86.6      1
   Park North                                    100.0           132,744         94.1      2
   City View Centre                              100.0           136,183        100.0      3
   Riata 4, 5, 8                                 100.0           274,118         93.7      3
   Tower of the Hills                            100.0           166,099         97.1      2
   City View Center                              100.0           128,716        100.0      1
   Riata Crossing 1,3                            100.0           163,558        100.0      2
Chicago, IL:
   Parkway North I & III                         100.0           507,488        100.0      2
   Parkway VI                                    100.0            83,498        100.0      1
   Unisys                                        100.0           361,775         96.5      2
   The Crossings                                 100.0           296,835         92.8      2
   Bannockburn I & II                            100.0           210,860        100.0      2
   Bannockburn IV                                100.0           108,469        100.0      1
   Summit Oaks                                   100.0            91,626         92.5      1
Dallas, TX:
   Quorum North                                  100.0           115,821         88.7      1
   Quorum Place                                  100.0           177,873         90.1      1
   Cedar Maple Plaza                             100.0           113,011         96.4      3
   Tollhill East & West                          100.0           238,140         89.8      2
   Two Mission Park                              100.0            77,731         89.7      1
   Citymark                                      100.0           213,153         94.4      1
   5000 Quorum                                   100.0           159,549         96.1      1
   Royal Ridge A & B                             100.0           247,239        100.0      2
   Tollway Plaza I                               100.0           157,902        100.0      1
                                                               ---------        -----      -

     Central Region Subtotal                                   4,372,699         95.3%    39            20.3%

MOUNTAIN REGION
Denver, CO:
   Harlequin Plaza                               100.0           329,028         98.0      2
   Quebec Court I & II                           100.0           287,294        100.0      2
   Greenwood Center                              100.0            76,068         97.6      1
   Quebec Center                                 100.0           106,865         94.7      3
   Panorama Corporate Center I                   100.0           100,881         99.7      1
   Panorama II                                   100.0           100,916         97.3      1
   Panorama III                                  100.0           136,850        100.0      1
Phoenix, AZ:
   Camelback Lakes                               100.0           200,874         99.9      2
   Pointe Corridor IV                            100.0           143,962         99.4      1
   Highland Park                                 100.0            79,085         71.3      1
   The Grove at Black Canyon                     100.0           104,187         95.7      1
   US West                                       100.0           532,506        100.0      4
   Four Gateway                                  100.0           117,001        100.0      1
   Concord Place                                 100.0           133,555         88.4      1
Salt Lake City, UT:
   Sorenson Research Park                        100.0           285,869         99.7      5
   Wasatch Corporate Center                      100.0           178,098        100.0      3
   Wasatch Corporate Center 18                   100.0            29,884        100.0      1
                                                               ---------        -----      -

     Mountain Region Subtotal                                  2,942,923         98.1%    31            13.7%
                                                              ----------        -----    ---           -----

TOTAL CONSOLIDATED PROPERTIES:                                21,559,076                 258           100.0%
                                                              ----------                 ---           -----
WEIGHTED AVERAGE                                                                 96.8%
                                                                                -----

                 CarrAmerica Realty Corporation and Subsidiaries
                Current Summary of Portfolio Operating Properties
                                  June 30, 1999

-------------------------------------------------------------------------------------------------------------------

                                                Company's         Net                                  Percentage
                                                Effective       Rentable                   Number       of Total
                                                Property          Area         Percent       of          Square
Property                                        Ownership   (square feet)(1)  Leased(2)   Buildings       Feet
--------                                        ---------   ----------------  ---------   ---------   -----------

Unconsolidated Properties
-------------------------
Downtown Washington, D.C.:
   1717 Pennsylvania Avenue                       50.0%(6)       184,446        100.0%      1
   AARP Headquarters                              24.0 (7)       502,316        100.0       1
   Bond Building                                  15.0 (8)       162,097        100.0       1

Suburban Washington, D.C.:
   Booz-Allen & Hamilton Building                 50.0 (9)       222,989        100.0       1
                                                              ----------        -----       -

TOTAL UNCONSOLIDATED PROPERTIES:                               1,071,848                    4
                                                              ----------                    -
WEIGHTED AVERAGE                                                                100.0%
                                                                                -----

ALL OPERATING PROPERTIES
TOTAL:                                                        22,630,924
                                                              ==========
WEIGHTED AVERAGE                                                                 96.8%
                                                                                =====



(1) Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of June 30, 1999.
(3) The Company owns the improvements on the property and has a leasehold interest in all of the underlying land.
(4) The Company holds a general and limited partner interest in a partnership that owns the property.
(5) The Company holds a 50% joint venture interest in the joint venture that owns this property and a 50% joint venture interest in another joint venture, which holds the remaining 50% interest in the joint venture that owns the property. As a result of preferential rights to annual distributions from another venture, the Company will receive distributions of less than 75% (but in no event less than 50%) of the total amount distributed with respect to this property in each year until the preferential distribution requirements are satisfied, but will receive 100% of any subsequent distributions during the year until its aggregate distributions equal 75% of the cumulative distributions with respect to the property since inception of the partnership. Thereafter, the Company will receive 75% of the distributions made during the year with respect to the property. Upon sale of the property, the Company will receive 75% of the distributions until the Company receives its preference amount, 50% until the remaining venturer receives its preference amount, and 75% of the distributions thereafter.
(6) The Company holds a 50% interest in the limited liability company that owns the property and serves as the entity's managing member.
(7) The Company holds an effective 24% interest in the property by virtue of a 48% general partner interest in a partnership that owns a 50% general partner interest in the property.
(8) The Company holds an effective 15% interest in the property by virtue of a 30.6% limited partner interest in a partnership that has a 49% limited partner interest in the property.
(9) The Company holds a 50% joint venture interest, and is the managing venturer.

                 CarrAmerica Realty Corporation and Subsidiaries
                             Lease Rollover Schedule
                                  June 30, 1999

-------------------------------------------------------------------------------------------------------------------------------


                                                    Current     YTD Avg.     Vacant
Region / Market                       Square Feet  Occupancy    Occupancy     S.F.        1999       2000      2001       2002
---------------                       -----------  ---------    ---------     ----        ----       ----      ----       ----

PACIFIC REGION:
San Francisco Bay Area                5,296,541      97.7%       98.4%       119,732    281,508    582,702   466,193    935,154
Orange County / Los Angeles           1,646,805      96.8%       97.3%        53,037    120,172    321,669   200,478    193,726
Seattle                               1,353,181     100.0%       98.8%            --    118,709    136,410    98,599      6,134
San Diego                               629,770     100.0%      100.0%            --     20,873         --   173,784     18,850
Portland                                126,180     100.0%      100.0%            --         --         --        --         --

MOUNTAIN REGION:
Denver                                1,137,902      98.4%       98.5%        18,301     47,561     46,715   176,352    169,721
Phoenix                               1,311,170      97.2%       96.7%        36,309     40,552     97,365    77,217    146,787
Salt Lake City                          493,851      99.8%       99.8%           915     57,023         --   110,850     83,550

CENTRAL REGION:
Chicago                               1,660,551      95.2%       96.8%        80,413    174,019    177,754   185,828    256,210
Dallas                                1,500,419      94.1%       94.3%        88,883    187,751    191,976   173,523    183,022
Austin                                1,211,729      96.9%       96.7%        37,566     35,843     74,102   149,752    311,050

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties              2,134,262      94.4%       94.2%       119,627     54,675    120,415    28,076    341,491
     Suburban Properties                857,479     100.0%      100.0%            --     73,527     61,217    78,561     15,328
Atlanta                               1,656,812      92.0%       91.2%       132,279    136,176    173,243   189,186    343,315
Boca Raton                              542,424      94.9%       92.0%        27,499     24,322    101,290    83,232     44,543
                                        -------      -----       -----        ------     ------    -------    ------     ------

Totals                               21,559,076      96.7%       96.8%       714,561  1,372,711  2,084,858 2,191,631  3,048,881
                                     ==========      =====       =====       =======  =========  ========= =========  =========

    `                                                                    2006
                                                                          &
Region / Market                          2003       2004      2005    Thereafter
---------------                          ----       ----      ----    ----------

PACIFIC REGION:
San Francisco Bay Area                  675,271   315,346   312,693  1,607,942
Orange County / Los Angeles             203,712   162,128    17,677    374,206
Seattle                                 256,238   205,950   301,174    229,967
San Diego                               180,721   224,654    10,888         --
Portland                                     --        --        --    126,180

MOUNTAIN REGION:
Denver                                  154,018    30,701   130,000    364,533
Phoenix                                  87,947    98,735   155,942    570,316
Salt Lake City                          109,278    98,635        --     33,600

CENTRAL REGION:
Chicago                                 339,829    65,915    32,770    347,813
Dallas                                  320,843    37,837     9,511    307,073
Austin                                  167,539   248,302     2,171    185,404

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties                222,231   562,257    53,242    632,248
     Suburban Properties                 22,883    82,405   179,854    343,704
Atlanta                                 375,044   101,225     8,092    198,252
Boca Raton                               72,230    35,607    35,274    118,427
                                         ------    ------    ------    -------

Totals                                3,187,784 2,269,697 1,249,288  5,439,665
                                      ========= ========= =========  =========


                 CarrAmerica Realty Corporation and Subsidiaries
                       1999 Development Activity By Market

-------------------------------------------------------------------------------------------------------------------------------

 ($ In Thousands)


                                                                      Estimated                      In
                                                                     Construction    Estimated      Place
Property Under Construction @               Square       Start        Completion   Stabilization     Dev
June 30, 1999:                               Feet        Date            Date           Date        Costs
----------------------------------------  ----------  -----------   -------------  ------------  ---------
San Francisco Bay Area
         Clarify Corporate Center A         64,512        1Q98           1Q99          1Q00        $11,836
         Valley Technology Center 1         66,350        1Q98           4Q98          4Q99          8,571
         Valley Technology Center 2         66,350        1Q98           4Q98          4Q99          8,766
         Valley Technology Center 3         84,600        1Q98           4Q98          3Q99         12,069
         Fremont Technology Park A          41,015        3Q98           4Q98          4Q99          5,368
         Fremont Technology Park B          44,136        3Q98           4Q98          3Q99          5,098
                                           -------                                                 -------
              San Francisco                366,963                                                  51,708
                Bay Area Subtotal
Seattle
         Canyon Park 4                      65,035        2Q98           1Q99          1Q00          6,016
         Willow Creek Corporate Center 6    50,028        3Q98           2Q99          2Q00          6,252
                                           -------                                                 -------
              Seattle Subtotal             115,063                                                  12,268
San Diego
         Towne Center Technology Park 3     78,202        1Q98           2Q99          4Q99          6,203
         La Jolla Spectrum Technology
          Park                              79,759        3Q98           2Q99          3Q99         18,840
                                           -------                                                 -------
              San Diego Subtotal           157,961                                                  25,043
Orange County/Los Angeles
         Pacific Corporate Plaza 1          33,893        3Q98           2Q99          2Q00          3,431
         Pacific Corporate Plaza 2          49,603        3Q98           2Q99          2Q00          4,915
         Pacific Corporate Plaza 3          40,063        3Q98           2Q99          4Q99          4,129
                                           -------                                                 -------
              Orange County/Los Angeles    123,559                                                  12,475
                Subtotal
Portland, Oregon
         Sunset Corporate Park A            44,426        2Q98           1Q99          1Q00          3,677
         Sunset Corporate Park B            44,426        2Q98           1Q99          1Q00          3,667
         Sunset Corporate Park C            44,426        2Q98           1Q99          1Q00          3,667
         Rock Creek Corporate Center 1      65,035        3Q98           2Q99          2Q00          5,621
         Rock Creek Corporate Center 2      65,035        3Q98           2Q99          2Q00          5,621
         Rock Creek Corporate Center 3      10,750        3Q98           2Q99          2Q00            977
                                           -------                                                 -------
              Portland, Oregon Subtotal    274,098                                                  23,230
Denver
         Panorama Corporate Center V       137,953        1Q98           4Q98          3Q99         16,256
                                           -------                                                 -------
              Denver Subtotal              137,953                                                  16,256



                                              Estimated                                %
                                              Remaining      Total     Estimated   Currently
Property Under Construction @                  Costs to    Projected   Stabilized  Leased or
June 30, 1999:                                Complete    Investment    Return     Committed
----------------------------------------      ----------  ----------  ----------  -----------
San Francisco Bay Area
         Clarify Corporate Center A            $  582      $12,418       10.5%       100.0%
         Valley Technology Center 1             2,504       11,075       11.3          0.0
         Valley Technology Center 2             2,327       11,093       13.0        100.0
         Valley Technology Center 3             1,941       14,010       12.1        100.0
         Fremont Technology Park A                357        5,725       10.8         55.0
         Fremont Technology Park B                790        5,888       11.8        100.0
                                               ------      -------       ----        -----
              San Francisco                     8,501       60,209       11.6         77.0
                Bay Area Subtotal
Seattle
         Canyon Park 4                          2,570        8,586       10.6          0.0
         Willow Creek Corporate Center 6        2,163        8,415        8.7        100.0
                                               ------      -------       ----        -----
              Seattle Subtotal                  4,733       17,001        9.7         43.0
San Diego
         Towne Center Technology Park 3         5,563       11,766       11.3        100.0
         La Jolla Spectrum Technology
           Park                                  (910)      17,930       14.7        100.0
                                               ------      -------       ----        -----
              San Diego Subtotal                4,653       29,696       13.4        100.0
Orange County/Los Angeles
         Pacific Corporate Plaza 1              1,657        5,088        9.9         26.0
         Pacific Corporate Plaza 2              2,453        7,368        9.8          0.0
         Pacific Corporate Plaza 3              1,533        5,662       12.0        100.0
                                               ------      -------       ----        -----
              Orange County/Los Angeles         5,643       18,118       10.6         40.0
              Subtotal
Portland, Oregon
         Sunset Corporate Park A                1,355        5,032       10.1         25.0
         Sunset Corporate Park B                1,361        5,028       10.3          0.0
         Sunset Corporate Park C                1,357        5,024       10.3          0.0
         Rock Creek Corporate Center 1          2,991        8,612       11.0         32.0
         Rock Creek Corporate Center 2          3,054        8,675       10.9          0.0
         Rock Creek Corporate Center 3            462        1,439       10.9          0.0
                                               ------      -------       ----        -----
              Portland, Oregon Subtotal        10,580       33,810       10.6         12.0
Denver
         Panorama Corporate Center V            1,647       17,903       10.9        100.0
                                               ------      -------       ----        -----
              Denver Subtotal                   1,647       17,903       10.9        100.0


                 CarrAmerica Realty Corporation and Subsidiaries
                       1999 Development Activity By Market

-------------------------------------------------------------------------------------------------------------------------------

 ($ In Thousands)


                                                                      Estimated                      In
                                                                     Construction    Estimated      Place
Property Under Construction @               Square       Start        Completion   Stabilization     Dev
June 30, 1999:                               Feet        Date            Date           Date        Costs
----------------------------------------  ----------  -----------   -------------  ------------  ---------

Salt Lake City
         Wasatch 17                         72,088        1Q98           1Q99          1Q00         $5,857
         Sorenson X                         41,551        2Q98           1Q99          1Q00          4,237
                                         ---------                                               ---------
               Salt Lake City Subtotal     113,639                                                  10,094

Austin
         Riata Building 2                   62,405        1Q98           2Q99          2Q99          6,768
         Riata Building 3                   62,405        1Q98           2Q99          2Q00          6,474
         Riata Building 6                   92,140        3Q99           4Q99          1Q00          2,561
         Riata Building 9                   91,639        4Q97           4Q98          3Q99         12,166
         Riata Crossing 2                  112,543        3Q98           3Q99          3Q99         11,220
                                         ---------                                               ---------
               Austin Subtotal             421,132                                                  39,189
Dallas
         The Commons @ Las Colinas 1       228,678        1Q98           2Q99          3Q99         34,434
         The Commons @ Las Colinas 3       152,086        3Q98           2Q99          3Q99         26,179
         Royal Ridge II, Building 3        118,788        2Q99           4Q99          2Q00          2,111
         Tollway II                        181,123        3Q97           4Q98          4Q99         21,000
                                         ---------                                               ---------
         Dallas Subtotal                   680,675                                                  83,724
Chicago
         Four Parkway North                167,726        2Q98           2Q99          2Q00         19,182
         Ten Parkway North                  99,509        4Q98           1Q00          1Q01          6,057
                                         ---------                                               ---------
         Chicago Subtotal                  267,235                                                  25,239
Atlanta
         Embassy Row 100                   114,759        3Q98           3Q99          3Q99         17,730
                                         ---------                                               ---------
         Atlanta Subtotal                  114,759                                                  17,730
Boca Raton
         Peninsula Executive Center 2       87,087        4Q97           4Q98          4Q99         13,184
                                         ---------                                               ---------
         Boca Raton Subtotal                87,087                                                  13,184
                                         ---------                                               ---------

         Total/Weighted Average          2,860,124                                               $ 330,140

Less:  Placed in service                  (472,819)                                                (65,205)
                                         ---------                                               ---------
Total/Weighted Average                   2,387,305                                               $ 264,935
                                         =========                                               =========


                                              Estimated                                %
                                              Remaining      Total     Estimated   Currently
Property Under Construction @                  Costs to    Projected   Stabilized  Leased or
June 30, 1999:                                Complete    Investment    Return     Committed
----------------------------------------      ----------  ----------  ----------  -----------
Salt Lake City
         Wasatch 17                          $  3,075    $   8,932       9.6%        100.0%
         Sorenson X                               732        4,969       9.8          71.0
                                             --------    ---------      ----        ------
               Salt Lake City Subtotal          3,807       13,901       9.7          89.0

Austin
         Riata Building 2                       1,496        8,264      12.3         100.0
         Riata Building 3                       2,130        8,604      11.2          53.0
         Riata Building 6                      10,718       13,279      11.5         100.0
         Riata Building 9                         263       12,429      10.3         100.0
         Riata Crossing 2                         436       11,656      11.4         100.0
                                             --------    ---------      ----        ------
               Austin Subtotal                 15,043       54,232      11.3          93.0
Dallas
         The Commons @ Las Colinas 1            6,878       41,312      10.2         100.0
         The Commons @ Las Colinas 3            2,397       28,576      10.3         100.0
         Royal Ridge II, Building 3            12,276       14,387      10.8         100.0
         Tollway II                             5,374       26,374      10.8          69.0
                                             --------    ---------      ----        ------
         Dallas Subtotal                       26,925      110,649      10.5          92.0
Chicago
         Four Parkway North                     7,899       27,081      10.9          74.0
         Ten Parkway North                      9,995       16,052      11.1          73.0
                                             --------    ---------      ----        ------
         Chicago Subtotal                      17,894       43,133      11.0          74.0
Atlanta
         Embassy Row 100                        3,346       21,076       9.7         100.0
                                             --------    ---------      ----        ------
          Atlanta Subtotal                      3,346       21,076       9.7         100.0
Boca Raton
         Peninsula Executive Center 2           3,953       17,137       8.9          38.0
                                             --------    ---------      ----        ------
         Boca Raton Subtotal                    3,953       17,137       8.9          38.0
                                             --------    ---------      ----        ------
         Total/Weighted Average              $106,725     $436,865      10.9%           76%
                                                                        ----        ------
Less:  Placed in service                       (8,129)     (73,334)
                                             --------    ---------
Total/Weighted Average                       $ 98,596    $ 363,531      10.9%           71%
                                             ========    =========

                CarrAmerica Realty Corporation and Subsidiaries
       1999 Development Activity By Estimated Construction Completion Date

($ In Thousands)


                                                              Estimated
                                                             Construction    Estimated       In Place
Property Under Construction @          Square      Start     Completion     Stabilization      Dev.
June 30, 1999                           Feet       Date         Date            Date          Costs
-----------------------------------    ------      -----     -----------    -------------    --------

Fremont Technology Park A                 41,015   3Q98         4Q98           4Q99             5,368
Fremont Technology Park B                 44,136   3Q98         4Q98           3Q99             5,098
Panorama Corporate Center V              137,953   1Q98         4Q98           3Q99            16,256
Peninsula Executive Center 2              87,087   4Q97         4Q98           4Q99            13,184
Riata Building 9                          91,639   4Q97         4Q98           3Q99            12,166
Tollway II                               181,123   3Q97         4Q98           4Q99            21,000
Valley Technology Center 1                66,350   1Q98         4Q98           4Q99             8,571
Valley Technology Center 2                66,350   1Q98         4Q98           4Q99             8,766
Valley Technology Center 3                84,600   1Q98         4Q98           3Q99            12,069
                                       ---------                                              -------
     Subtotal 1998                       800,253                                              102,478

Canyon Park 4                             65,035   2Q98         1Q99           1Q00             6,016
Clarify Corporate Center A                64,512   1Q98         1Q99           1Q00            11,836
Sorenson X                                41,551   2Q98         1Q99           1Q00             4,237
Sunset Corporate Park A                   44,426   2Q98         1Q99           1Q00             3,677
Sunset Corporate Park B                   44,426   2Q98         1Q99           1Q00             3,667
Sunset Corporate Park C                   44,426   2Q98         1Q99           1Q00             3,667
Wasatch 17                                72,088   1Q98         1Q99           1Q00             5,857
Four Parkway North                       167,726   2Q98         2Q99           2Q00            19,182
La Jolla Spectrum Technology Park         79,759   3Q98         2Q99           3Q99            18,840
Pacific Corporate Plaza 2                 49,603   3Q98         2Q99           2Q00             4,915
Pacific Corporate Plaza 3                 40,063   3Q98         2Q99           4Q99             4,129
Pacific Corporate Plaza I                 33,893   3Q98         2Q99           2Q00             3,431
Riata Building 2                          62,405   1Q98         2Q99           2Q99             6,768
Riata Building 3                          62,405   1Q98         2Q99           2Q00             6,474
Rock Creek Corporate Center 1             65,035   3Q98         2Q99           2Q00             5,621
Rock Creek Corporate Center 2             65,035   3Q98         2Q99           2Q00             5,621
Rock Creek Corporate Center 3             10,750   3Q98         2Q99           2Q00               977
The Commons @ Las Colinas 1              228,678   1Q98         2Q99           3Q99            34,434
The Commons @ Las Colinas 3              152,086   3Q98         2Q99           3Q99            26,179
Towne Center Technology Park 3            78,202   1Q98         2Q99           4Q99             6,203
Willow Creek Corporate Center 6           50,028   3Q98         2Q99           2Q00             6,252
Embassy Row 100                          114,759   3Q98         3Q99           3Q99            17,730
Riata Crossing 2                         112,543   3Q98         3Q99           3Q99            11,220
Riata Building 6                          92,140   3Q99         4Q99           1Q00             2,561
Royal Ridge II, Building 3               118,788   2Q99         4Q99           2Q00             2,111
                                       ---------                                             --------
     Subtotal 1999                     1,960,362                                              221,605

Ten Parkway North                         99,509   4Q98         1Q00           1Q01             6,057
                                       ---------                                             --------
     Subtotal 2000                        99,509                                                6,057
                                       ---------                                             --------
         Total/Weighted Average        2,860,124                                             $330,140
   Less:  Placed in service             (472,819)                                             (65,205)
                                       ---------                                             --------
   Total/Weighted Average              2,387,305                                             $264,935
                                       =========                                             ========



                                       Estimated
                                       Remaining        Total         Estimated   % Currently
Property Under Construction @           Costs To      Projected      Stabilized    Leased or
June 30, 1999                           Complete      Investment       Return      Committed
-----------------------------------    -----------    ----------     ----------   -----------

Fremont Technology Park A                    357         5,725           10.8%          55%
Fremont Technology Park B                    790         5,888           11.8          100
Panorama Corporate Center V                1,647        17,903           10.9          100
Peninsula Executive Center 2               3,953        17,137            8.9           38
Riata Building 9                             263        12,429           10.3          100
Tollway II                                 5,374        26,374           10.8           69
Valley Technology Center 1                 2,504        11,075           11.3            -
Valley Technology Center 2                 2,327        11,093           13.0          100
Valley Technology Center 3                 1,941        14,010           12.1          100
                                        --------      --------           ----        -----
     Subtotal 1998                        19,156       121,634           11.0         75.6



Canyon Park 4                              2,570         8,586           10.6            -
Clarify Corporate Center A                   582        12,418           10.5          100
Sorenson X                                   732         4,969            9.8           71
Sunset Corporate Park A                    1,355         5,032           10.1           25
Sunset Corporate Park B                    1,361         5,028           10.3            -
Sunset Corporate Park C                    1,357         5,024           10.3            -
Wasatch 17                                 3,075         8,932            9.6          100
Four Parkway North                         7,899        27,081           10.9           74
La Jolla Spectrum Technology Park           (910)       17,930           14.7          100
Pacific Corporate Plaza 2                  2,453         7,368            9.8            -
Pacific Corporate Plaza 3                  1,533         5,662           12.0          100
Pacific Corporate Plaza I                  1,657         5,088            9.9           26
Riata Building 2                           1,496         8,264           12.3          100
Riata Building 3                           2,130         8,604           11.2           53
Rock Creek Corporate Center 1              2,991         8,612           11.0           32
Rock Creek Corporate Center 2              3,054         8,675           10.9            -
Rock Creek Corporate Center 3                462         1,439           10.9            -
The Commons @ Las Colinas 1                6,878        41,312           10.2          100
The Commons @ Las Colinas 3                2,397        28,576           10.3          100
Towne Center Technology Park 3             5,563        11,766           11.3          100
Willow Creek Corporate Center 6            2,163         8,415            8.7          100
Embassy Row 100                            3,346        21,076            9.7          100
Riata Crossing 2                             436        11,656           11.4          100
Riata Building 6                          10,718        13,279           11.5          100
Royal Ridge II, Building 3                12,276        14,387           10.8          100
                                        --------      --------           ----        -----
     Subtotal 1999                        77,574       299,179           10.8         76.2

Ten Parkway North                          9,995        16,052           11.1           73
                                        --------      --------           ----        -----
     Subtotal 2000                         9,995        16,052           11.1           73
                                        --------      --------           ----        -----
         Total/Weighted Average         $106,725      $436,865           10.9%          76%
                                                                         ----        -----
   Less:  Placed in service               (8,129)      (73,334)
                                        --------      --------
   Total/Weighted Average                $98,596      $363,531           10.9%          71%
                                        ========      ========           ====        =====

                 CarrAmerica Realty Corporation and Subsidiaries
                    Land Held For Future Development Summary
                               As of June 30, 1999

-------------------------------------------------------------------------------------------------------------------


                                                                                       Owned or Controlled Land
                                                                                      ----------------------------
                                                                                                       Buildable
                                                                                                        Square
Region/Property                                               Market                     Acres          Footage
---------------------------------------------    ---------------------------------    ------------    ------------
Pacific Region:
   CarrAmerica Corporate Center                       San Francisco Bay Area               2              153,600
   Fremont Technology Park D-F                        San Francisco Bay Area              10              151,545
   Valley Tech Phase 6 & 7                            San Francisco Bay Area               8              110,589
   La Jolla B                                         San Diego, California                5               76,894
   Sunset Corporate                                      Portland, Oregon                 13              226,550
                                                                                         ---            ---------
     Subtotal                                                                             38              719,178
Mountain Region:
   Panorama Corporate Center IV, VI, VII                 Denver, Colorado                 21              363,650
   Panorama IX                                           Denver, Colorado                  6              120,000
   Panorama X                                            Denver, Colorado                  3               49,660
   Dry Creek Corporate Center                            Denver, Colorado                 56              824,362
   Panorama VIII (Formerly Marriott Tract)               Denver, Colorado                  5              127,680
   Four Gateway                                          Phoenix, Arizona                  3              136,817
   East Gateway                                          Phoenix, Arizona                 11              228,828
   Sorenson Research Park XI                           Salt Lake City, Utah                6               80,238
   Wasatch 16                                          Salt Lake City, Utah                5               80,238
                                                                                         ---            ---------
     Subtotal                                                                            116            2,011,473
Central Region:
   Braker Pointe                                          Austin, Texas                   22              750,000
   Riata 1,6,7                                            Austin, Texas                   11              153,725
   Riata Crossing 4-6                                     Austin, Texas                   18              173,058
   Parkway North                                        Chicago, Illinois                 16              375,000
   Cedar Maple Plaza                                      Dallas, Texas                    1               38,400
   Tollway Plaza III                                      Dallas, Texas                    4              134,400
   The Commons @ Las Colinas II                           Dallas, Texas                    6              177,800
   Royal Ridge II                                         Dallas, Texas                   18              316,786
   Royal Ridge III                                        Dallas, Texas                   18              240,500
                                                                                         ---            ---------
     Subtotal                                                                            114            2,359,669
Southeast Region:
   Peninsula Corporate Center 1-2                      Boca Raton, Florida                 8              114,000
   Preston Ridge                                         Atlanta, Georgia                 14               96,000
                                                                                         ---            ---------
     Subtotal                                                                             22              210,000
                                                                                         ---            ---------
         Total                                                                           290            5,300,320
                                                                                         ===            =========

             Hq Global Workplaces, Inc. and Omnioffices (UK) Limited
                      Condensed Consolidated Balance Sheets

-----------------------------------------------------------------------------------------------------


(Unaudited and in thousands)


                                                                       June 30,       December 31,
                                                                         1999             1998
                                                                     ------------    -------------
 Assets:
   Current assets                                                      $ 58,401         $ 60,984
   Fixed assets, goodwill (net) and other assets                        342,309          303,180
                                                                       --------         --------
      Total assets                                                     $400,710         $364,164
                                                                       ========         ========

Liabilities and stockholders' equity:
   Total liabilities including Long-Term Debt                          $229,790         $192,663
   Total stockholders' equity                                           170,920          171,501
                                                                       --------         --------
      Total liabilities and stockholders' equity                       $400,710         $364,164
                                                                       ========         ========

             Hq Global Workplaces, Inc. and Omnioffices (UK) Limited Condensed Consolidated Contribution to Funds From Operations

-------------------------------------------------------------------------------------------------------------------

(Unaudited and in thousands)


                                                      Three Months Ended                 Six Months Ended
                                                           June 30,                          June 30,
                                                  ----------------------------     -----------------------------
                                                      1999           1998              1999           1998
                                                      ----           ----              ----           ----

 Revenues:
   Rental income                                  $ 34,752        $ 21,550          $ 67,507       $ 31,169
   Other services and interest income               21,860          13,549            38,608         19,785
                                                  --------        --------          --------       --------
         Total operating revenue                    56,612          35,099           106,115         50,954

Expenses:
   Operating expenses                               31,142          16,686            58,776         24,129
   G & A selling expense                            20,335          12,456            36,855         19,312
   Interest expense and income taxes (1)             2,276           1,457             4,703          1,508
                                                  --------        --------          --------       --------
         Total expenses                             53,753          30,599           100,334         44,949
                                                  --------        --------          --------       --------

Net income (loss) before depreciation
   and amortization                                  2,859           4,500             5,781          6,005
                                                  --------        --------          --------       --------

Adjustments to derive funds from operations
  Add:
    Losses associated with Executive
      Suites under development                       3,134           1,049             7,472          1,542
    Deferred taxes                                     (62)             --                65             --
                                                  --------        --------          --------       --------
                                                     3,072           1,049             7,537          1,542
                                                  --------        --------          --------       --------

         Funds from operations                    $  5,931        $  5,549          $ 13,318       $  7,547
                                                  ========        ========          ========       ========


(1) Excludes interest on loans from CarrAmerica Realty Corporation.

             Hq Global Workplaces, Inc. and Omnioffices (UK) Limited
                            Executive Suites Centers

         The following table sets forth certain information about the executive suites leased by HQ Global Workplace, Inc. ("HQ Global") and OmniOffices (UK) Limited ("OmniUK/Europe") and subleased to executive office suites tenants as of June 30, 1999.

-------------------------------------------------------------------------------------------------------------------

                                                                    Omni UK/
                                                  HQ Global          Europe             Total
                                                 ------------    ---------------    --------------
Stabilized Operating Centers
     Owned                                          124 (1)            9 (2)             133
     Joint Ventures                                   -                2                   2
     Managed                                          1                3                   4
                                                    ---               --                 ---
                                                    125               14                 139

Centers Under Development
     Owned                                           28                7                  35
     Joint Ventures                                   -                6                   6
                                                    ---               --                 ---
                                                     28               13                  41
                                                    ---               --                 ---

Pending Acquisitions                                  4                1                   5
                                                    ---               --                 ---

Subtotal                                            157               28                 185

Franchise Centers                                    83                -                  83
                                                    ---               --                 ---

Total                                               240               28                 268
                                                    ===               ==                 ===

Stabilized Occupancy                                                                      91%
                                                                                         ===



------------------------------------------------------------
     (1) Includes 2 centers in Buenos Aires, Argentina.
     (2) Includes 2 centers in Vienna, Austria.